SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934


Date of report (date of earliest event reported): October 14, 1997



                            THE WARNACO GROUP, INC.
            (Exact name of registrant as specified in its charter)


  Delaware                      1-4715                   95-4032739
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)


                                90 Park Avenue
                           New York, New York  10016
              (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (212) 661-1300


(Former name or former address, if changed since last report):









Exhibit Index Appears on Page 5.                          Page 1 of 6 pages
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ITEM 2.    Acquisition of Assets
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     On October 14, 1997, The Warnaco Group, Inc., a Delaware corporation
("Warnaco") acquired and became the record and beneficial owner of 16,483,868 shares (the "Shares") of common stock, par value $0.01, of Designer Holdings Ltd., a Delaware corporation ("Designer Holdings"), pursuant to a stock exchange agreement dated as of September 25, 1997 (the "Exchange Agreement"), among Warnaco, New Rio, L.L.C., a Delaware limited liability company ("New Rio"), and the members of New Rio signatory thereto. Warnaco acquired 16,258,494 shares from New Rio and 225,374 shares from Covino Denim Partners (which shares were held by New Rio as of the date of the Exchange Agreement). In exchange for each Share Warnaco transferred to New Rio and Covino Denim Partners 0.324 of a fully paid and nonassessable share of class A common stock, par value $0.01 per share, of Warnaco (the "Exchange").

     Effective upon the closing of the Exchange, A. Lawrence Fagan and Debra Simon resigned from the Designer Holdings Board, the size of the Designer Holdings Board was increased to seven and Linda J. Wachner, William S. Finkelstein, Andrew G. Galef and Joseph A. Califano, Jr. (all four being current directors of Warnaco) were elected to the Designer Holdings Board. Immediately following the closing of the Exchange, the new Designer Holdings Board elected Mrs. Wachner Chairman of the Board and appointed Mr. Finkelstein and Stanley P. Silverstein as vice presidents of Designer Holdings. Merril M. Halpern, Arnold H. Simon and Peter Damon Brown have remained on the Designer Holdings Board as continuing directors.

     Warnaco issued a press release on October 14, 1997 (the "Press Release") describing the Exchange in further detail. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.    Financial Statements and Exhibits
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(a)  Financial Statements

     The registrant intends to file all financial statements required in connection with this Current Report by amendment not later than 60 days from the filing date of this Current Report.

(c)  Exhibits


Exhibit No.         Description
-----------         -----------

99.1               Press Release dated October 14, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE WARNACO GROUP, INC.


                                       By:__/s/ Stanley Silverstein_________
                                          Its:  Vice President, General
                                                  Counsel and Secretary


Date:  October 20, 1997

                                 EXHIBIT INDEX


Exhibit No.         Description                                   Page No.
-----------         -----------                                  --------

99.1               Press Release dated                              6
                   October 14, 1997.